UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2008

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,

New York, New York

10019

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officers.

Effective November 30, 2008, the employment of Mr. Avi T. Aronovitz as Vice President of Finance and Treasurer (and formerly Interim Chief Financial Officer) of Comverse Technology, Inc. (the “Company”) will terminate.

(e) Compensatory Arrangements of Certain Officers.

In connection with the separation of Mr. Aronovitz from employment, the Company and Mr. Aronovitz entered into a letter agreement, dated October 28, 2008 (the “Letter Agreement”), which amends the employment agreement between the Company and Mr. Aronovitz, dated as of July 13, 2006, as amended (the “Employment Agreement”). The terms of Mr. Aronovitz’s Employment Agreement were disclosed previously in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on July 18, 2006 and April 27, 2007, and such disclosure is incorporated herein by reference.

The Letter Agreement provides for the termination of Mr. Aronovitz’s employment as Vice President of Finance and Treasurer of the Company effective as of the close of business on November 30, 2008 (the “Separation Date”). Pursuant to the terms of the Letter Agreement, Mr. Aronovitz agreed to resign as a director of each of Verint Systems Inc. and Ulticom, Inc., majority owned subsidiaries of the Company, and any other subsidiaries of the Company effective on the Separation Date or any earlier date requested by the Company. The Letter Agreement provides for the execution by Mr. Aronovitz of a release and for the provision of the following principal severance benefits to Mr. Aronovitz: (a) a lump sum payment within 30 days following the Separation Date equal to the sum of (i) $350,000, representing 100% of his annual base salary at its current rate; (ii) $400,000, representing 100% of his maximum annual bonus, (iii) $200,000, representing a bonus for fiscal 2008 and (iv) $12,000, representing accrued vacation pay; (b) the Company’s payment of applicable premiums for COBRA health insurance benefits continuing current coverage during the 18-month period following the Separation Date; and (c) the immediate vesting of all outstanding, unvested stock options and deferred stock held by Mr. Aronovitz on the Separation Date.

The summary of the Letter Agreement set forth in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the file text of the Letter Agreement attached to this Current Report as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
10.1	Letter Agreement between the Company and Avi T. Aronovitz, dated October 28, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE TECHNOLOGY, INC.

Date: October 31, 2008	By:	/s/ Cynthia Shereda
	Name:	Cynthia Shereda
	Title:	Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement between the Company and Avi T. Aronovitz, dated October 28, 2008.

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